UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2017

SUN HYDRAULICS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 362-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition.

On February 27, 2017, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing its financial results for the fourth fiscal quarter of 2016 and the 2016 fiscal year.

Item 8.01.Other Events.

On February 27, 2017, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the declaration of a special shared distribution, including a cash dividend to shareholders of $0.02 per share to be paid on March 31, 2017, to all shareholders of record on March 15, 2017.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

      99.1 Press release dated February 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

Dated: February 27, 2017	By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)

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